MERRILL LYNCH SMALL CAP GROWTH FUND
OF MERCURY FUNDS, INC.

Supplement dated May 12, 2006 to the
Prospectus dated September 15, 2005

Effective May 19, 2006, the following changes will be made to the Prospectus of Merrill Lynch Small Cap Growth Fund (the "Fund").

The section captioned "About the Portfolio Management Team" appearing on page 10 of the Fund's Prospectus is amended as follows:

The description of the Fund's portfolio management team is deleted and the following description is inserted below the heading:

The Fund is managed by a team of investment professionals who participate in the team's research and stock selection process. Neil Wagner, Andrew F. Thut and Eileen Leary are the
 team leaders and are primarily responsible for the day-to-day management of the Fund's portfolio.

In addition, the section captioned
"Management of the Fund - Fund Asset Management" appearing on page 35 of the Fund's Prospectus is amended as follows:

The following is added to the end of the first paragraph:

The Investment Adviser has entered into a sub-advisory agreement with BlackRock Advisors, Inc.
("BlackRock") under which BlackRock
 will provide certain  sub-advisory services to the Fund.
The Fund will not pay a fee for these services.

The description of the Fund's portfolio management team is deleted and replaced with the following description:

The Fund's management team is led by
 Neil Wagner, Managing Director at BlackRock,
Andrew F. Thut, Director at BlackRock, and Eileen Leary, CFA,
 Managing Director at BlackRock.

Mr. Wagner heads a ten person investment team at BlackRock focused on small and mid-cap growth equities and has been a manager of the Fund since May 2006.
He became a Managing Director at BlackRock in January 2004.
Prior to joining BlackRock in April 2002,
Mr. Wagner worked at Massachusetts Financial Services
(MFS), focusing on small and mid cap equities.
Mr. Wagner joined MFS as a research analyst in 1998 and became a portfolio manager there in 2000.
Prior to that, he was a senior equity research analyst at DFS Advisors LLC from 1997 to 1998.

Mr. Thut is a member of the small and mid-cap growth equity team and is also responsible for the coverage of the business services and retail sectors.
 He has been a manager of the Fund
since May 2006. Prior to joining BlackRock in April 2002,
Mr. Thut had been an equity analyst on the small and mid-cap growth team at MFS since 1998.
Prior to joining MFS, Mr. Thut had worked in the Technology
 Investment Banking Group at BT Alex Brown since 1995.

Ms. Leary joined BlackRock following the merger with State Street Research & Management (SSRM) in 2005.
She has been a manager of the Fund since May 2006. Prior to joining BlackRock, Ms. Leary was responsible for the State Street Research Mid-Cap Growth Fund's day-to-day portfolio management beginning in October 2002, when she became a Portfolio Manager at SSRM.
Previously, she had been an Equity Research Associate and an Analyst.

The following is added to the end of the fifth paragraph:

BlackRock was organized in 1994 to
perform advisory services for investment companies
 and is located at 100 Bellevue Parkway, Wilmington, DE 19809. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with $452.7 billion of assets under management as of December 31, 2005.

Code # 19072-0905SUP